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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of report
                                  June 23, 2005
                        (Date of earliest event reported)

                                  EPIXTAR CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)


          011-15489                                      65-0722193
          ---------                                      -----------
   (Commission File Number)                 (IRS Employer Identification No.)


   11900 Biscayne Boulevard Suite 700
            Miami, Florida                                            33181
            --------------                                            -----
 (Address of Principal Executive Offices)                            (Zip Code)

                                 (305) 503-8600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01    Entry into a Material Definitive Agreement.

         On June 23, 2005, the Registrant and SER Solutions, Inc. (SER) entered into an agreement providing for the purchase by the Registrant of $3,070,000 of equipment for its call centers over the next 18 months. The agreement also resolved certain licensing and payment disputes between the parties related to previous purchases by the Registrant from SER. In connection with the agreement, the Registrant has executed a promissory note in the amount of $3,423,000 to SER, representing the total amount owed for prior purchases and the equipment to be ordered.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                       EPIXTAR CORP.
                                                       (Registrant)


Date: June 29, 2005                       By        /s/ IRVING GREENMAN
                                             -----------------------------------
                                                    Irving Greenman
                                                    Chief Financial Officer